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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 1, 2001

           Lehman ABS Corporation on behalf of
              CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-3 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-6 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-8 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-19 TRUST CORPORATE-BACKED TRUST CERTIFICATES, SERIES 2001-24 TRUST

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             (Exact Name of Registrant as Specified in Its Charter)

Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as set forth below, as supplemented by Series Supplements, dated as set forth below, which together formed the Trusts described below:

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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated January 16, 2001               Series 2001-1 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated January 22, 2001               Series 2001-2 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated January 25, 2001               Series 2001-3 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated January 29, 2001               Series 2001-4 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated February 2, 2001               Series 2001-5 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated March 1, 2001                  Series 2001-6 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated March 2, 2001                  Series 2001-7 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated March 8, 2001                  Series 2001-8 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated March 14, 2001                 Series 2001-9 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated March 22, 2001                 Series 2001-10 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated March 28, 2001                 Series 2001-11 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated April 3, 2001                  Series 2001-12 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated April 10, 2001                 Series 2001-14 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated April 30, 2001                 Series 2001-15 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated May 1, 2001                    Series 2001-16 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated May 2, 2001                    Series 2001-17 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated May 8, 2001                    Series 2001-18 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated May 11, 2001                   Series 2001-19 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated May 22, 2001                   Series 2001-20 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated May 24, 2001                   Series 2001-21 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated May 24, 2001                   Series 2001-22 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated June 1, 2001                   Series 2001-23 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated June 8, 2001                   Series 2001-24 Trust
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Standard Terms for Trust Agreements and Series  Corporate Backed Trust Certificates,
Supplement dated June 14, 2001                  Series 2001-25 Trust
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          Delaware                       333-32105-03            13-3447441
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(State or Other Jurisdiction           (Commission File       (I.R.S. Employer
     of Incorporation)                     Number)           Identification No.)

U.S. Bank Trust National Association, as Trustee
100 Wall Street, Suite 1600
New York, New York                                                 10005
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (212) 361-2510
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                                 Not Applicable
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            (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

On June 15, 2001, distributions were made to the Holders of the Corporate-Backed Trust Certificates, Series 2001-3, Series 2001-6, Series 2001-8, 2001-19 and 2001-24 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits were filed as part of this report:

     1 Trustee's Distribution Statement to the Series 2001-3 Certificate Holders for the period ending June 15, 2001.

     2 Trustee's Distribution Statement to the Series 2001-6 Certificate Holders for the period ending June 15, 2001.

     3 Trustee's Distribution Statement to the Series 2001-8 Certificate Holders for the period ending June 15, 2001.

     4 Trustee's Distribution Statement to the Series 2001-19 Certificate Holders for the period ending June 15, 2001.

     5 Trustee's Distribution Statement to the Series 2001-24 Certificate Holders for the period ending June 15, 2001.

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2001


                                         Lehman ABS Corporation


                                         By: /s/ Rene Canezin
                                             ----------------------------
                                         Name:  Rene Canezin
                                         Title: Senior Vice President

                                  EXHIBIT INDEX

Exhibit Number      Description
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      1 Trustee's Distribution Statement to the Series 2001-3 Certificate Holders for the period ending June 15, 2001.

      2 Trustee's Distribution Statement to the Series 2001-6 Certificate Holders for the period ending June 15, 2001.

      3 Trustee's Distribution Statement to the Series 2001-8 Certificate Holders for the period ending June 15, 2001.

      4 Trustee's Distribution Statement to the Series 2001-19 Certificate Holders for the period ending June 15, 2001.

      5 Trustee's Distribution Statement to the Series 2001-24 Certificate Holders for the period ending June 15, 2001.